EXHIBIT 10.9




                                SECOND AMENDMENT


                                     TO THE

                                CREDIT AGREEMENT

                               dated July 29, 2003

                                     between

                           WESTERN PLAINS ENERGY, LLC

                                   as Borrower

                                       and

                      AG COUNTRYFARM CREDIT SERVICES, FLCA

                                    as Lender



                                November 15, 2004




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                                SECOND AMMENDMENT
                                -----------------

                                     to the

                                CREDIT AGREEMENT
                                ----------------

     THIS SECOND AMENDMENT to the CREDIT AGREEMENT (the "Second Amendment") dated July 29, 2003 (the "Agreement"), is made and entered into as of November 15, 2004, by and between WESTERN PLAINS ENERGY, LLC, a Kansas limited liability company ("Borrower") and AGCOUNTRY FARM CREDIT SERVICES, FLCA "Lender").

     WHEREAS, the parties entered into the First Amendment to the Agreement on March 4, 2004 (the "First Amendment");

     WHEREAS, pursuant to Section 9.02(b) of the Agreement, Lender and Borrower hereby agree to further amend the Agreement subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Definitions. Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings provided for in the Agreement.

     2.   Free Cash Flow. The definition of "Free Cash Flow" contained in
          Section 1.01 of the Agreement is deleted in its entirety and replaced with the following language:

          "Free Cash Flow" shall mean for any period, the EBITDA less the sum of Mandatory Debt Retirement, Taxes paid by Borrower and its Subsidiaries, and Non-Financed Maintenance Capital Expenditures.

     3. Fixed Charge Coverage Ratio. Section 6.01 of the Agreement is deleted in its entirety and replaced with the following language:

          Section 6.01 Fixed Charge Coverage Ratio. On September 30, 2005, and annually thereafter, Borrower will maintain a Fixed Charge Coverage Ratio of not less than 1.15:1.00.

     4. Leverage Ratio. Section 6.02 of the Agreement is deleted in its entirety and replaced with the following language:

          Section 6.02 Leverage Ratio. On September 30,2005, and at all times thereafter, Borrower will maintain a ratio of (i) net worth to (ii) total assets of not less than 0.50:1.00. For the calculation of the leverage ratio, total assets and liabilities of Borrower will be net of




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          the "Gove County IDR Bonds" asset and liability accounts (listed at
          $32,000,000 as of 8/31/04).

     5. Capital Expenditures. Section 6.03 of the Agreement is deleted in its entirety and replaced with the following language:

          Section 6.03 Capital Expenditures. Borrower will not make Capital Expenditures in excess of $500,000 during any fiscal year period without Lender's prior written approval. Notwithstanding the previous sentence or any other provision of any other Loan Document, Lender hereby consents to the Capital Expenditures of Borrower in the amount of up to $4,500,000 incurred pursuant to the Agreement between Borrower and ICM, Inc. dated August 26, 2004.

     6. Current Ratio and Working Capital. Section 6.04 of the Agreement is deleted in its entirety and replaced with the following language:

          Section 6.04 Current Ratio and Working Capital. Borrower will maintain, on September 30, 2004 and all times thereafter, a ratio of current assets to current liabilities of not less than 1.20:1.00 and working capital of at least (x) $5,000,000 on December 31, 2004, and at all times thereafter. For the purpose of calculating the current ratio and working capital under this Section 6.04, the unadvanced portion of the revolving term note, less the amount of step-down due within 12 months, will be included as a current asset.

     7. Minimum Net Worth. Section 6.05 of the Agreement is deleted in its entirety and replaced with the following language:

          Section 6.05 Minimum Net Worth. Borrower will maintain, (i) on September 30, 2004 and at all times thereafter, a minimum net worth of $19,000,000, (ii) on September 30, 2005 and at all times thereafter, a minimum net worth of $23,000,000, and (iii) on September 30, 2006, and at all times thereafter, a minimum net worth of $25,000,000.

     8. Restricted Payments. Section 7.05 of the Agreement is deleted in its entirety and replaced with the following language:

          Section 7.05 Restricted Payments. Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any dividend or distribution on any class of its membership interests, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the





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          purchase, redemption, retirement, defeasance or other acquisition of, any membership interest or Indebtedness subordinated to the Obligations of Borrower or any options, warrants, or other rights to purchase such common stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (i) dividends or distributions payable by Borrower solely in units of any class of its membership interests, (ii) Restricted Payments made by any Subsidiary to Borrower and (iii) dividends or distributions which do not exceed, in any rolling 12 month period, 40% of Net Income; and provided further, and that no Restricted Payment shall be paid by Borrower if an Event of Default exists or would result from the payment of such Restricted Payment.

     9. Consent to Indebtedness and Liens. Notwithstanding Sections 7.01 and
7.02 of the Credit Agreement, and any other provision of any other Loan Document, Lender hereby consents to additional Indebtedness in the amount of up to $3,500,000 pursuant to the Promissory Note/Loan Agreement between Borrower and Lender, and Borrower's granting of a additional security interest in Borrower's assets to Lender pursuant to the Security Agreement and the Mortgage.

     10. Representations: Events of Default. In order to induce Lender to execute this Second Amendment, the Borrower hereby:

          (a) makes and renews to Lender the representations and warranties set forth in Article IV of the Agreement; and

          (b) certifies to Lender that no Default or Event of Default has occurred under the Agreement.

     11. Expenses. The Borrower shall pay or reimburse Lender for attorneys'fees and costs of the Lender's legal counsel in connection with the preparation and execution of this Second Amendment.

     12. General. On and after the effectiveness of this Second Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Agreement, and each reference in the loan documents to the Agreement, shall mean the Agreement as amended by the First Amendment and this Second Amendment. The Agreement, as amended by the First Amendment and this Second Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects

     13. Counterpart Signatures. This Second Amendment may be executed by each party in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one binding document.




                        [Signature Page Follows]





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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              BORROWER:

                              WESTERN PLAINS ENERGY, LLC


                                   By:
                                       ---------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                              LENDER:

                              AGCOUNTRY FARM CREDIT SERVICES, FLCA

                                   By:
                                       ---------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------





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